Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,494,862,500.00
Previously Paid Amount	0.00
Total Fee Amount	228,863.00
Total Offset Amount	0.00
Net Fee	$ 228,863.00
Final Prospectus	false